SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                      Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 31, 1997
                      California Water Service Company
                       California Water Service Group
           (Exact name of registrant as specified in its charter)

                        California Water Service Company

 CALIFORNIA                        0-464                          94-0362795
(State or other jurisdiction       (Commission              (I.R.S. Employer
of incorporation)                  File Number)          Identification No.)

                          California Water Service Group

 CALIFORNIA                       (not yet assigned)              77-0448994
(State or other jurisdiction      (Commission               (I.R.S. Employer
of incorporation)                 File Number)            Identification No.)

1720 North First Street, San Jose, CA                                 95112
(Address of principal executive offices)                           (Zip Code)

Registrants' telephone number, including area code:		(408) 367-8200

                        Not Applicable
(Former name or former address, if changed since last report.)


Item 1. Changes in Control of Registrant.

(a) On April 16, 1997, the common and preferred shareholder of California Water Service Company (the "Company") approved an Agreement of Merger, dated as of March 6, 1997 (the "Agreement"), among the Company, California Water Service Group, and CWSG Merger Company. The sole shareholder of California Water Service Group and the sole shareholder of CWSG Merger Company had previously approved the Agreement on March 6, 1997.

 Under the Agreement, which was filed with the Secretary of State of the State of California on December 29, 1997, CWSG Merger Company, a wholly owned subsidiary of California Water Service Group, was merged with and into the Company at 11:59 p.m. on December 31, 1997.

 Under the Agreement, the Company became a wholly owned subsidiary of California Water Service Group and the Company's common and preferred shareholders became holders of substantially all of the California Water Service Group Common and Preferred Shares, respectively, as follows:

 (i) each issued and outstanding Company Common Share was exchanged for two California Water Service Group Common Shares; and

(ii) each issued and outstanding Company Preferred Share ("Series C") was exchanged for one share of California Water Service Group Preferred Share ("Series C"), with twice as many votes per share as the outstanding Company Preferred Share ("Series C") had, thereby maintaining its relative voting power.

(iii) the one hundred issued and outstanding Common Shares of CWSG
Merger Company, which were held by California Water Service Group, were exchanged for one hundred California Water Service Company Common Shares;

 (iv) the one hundred issued and outstanding Preferred Shares of CWSG
Merger Company, which were held by California Water Service Group, were exchanged for one hundred California Water Service Company Preferred Shares;

 At the opening of business on the first business day following the merger of the Company and CWSG Merger Company, the Common Shares of California Water Service Group were listed on the New York Stock Exchange.

(b) Not applicable.

Item 7. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) See Exhibit Index beginning on page 4 herein, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        CALIFORNIA WATER SERVICE COMPANY

Date: January 2, 1998   By /s/ Peter C. Nelson
                        Peter C. Nelson, President and Chief Executive Officer



Exhibit Index

Exhibit
Number                                                                 Page


2. Plan of acquisition, reorganization, arrangement, liquidation or succession.

2.1    Agreement of Merger, as amended, dated as of March 6, 1997, by and among California Water Service Company, CWSG Merger
       Company and California Water Service Group, in the form filed
       with the Secretary of State of California.                         5

99.    Additional Exhibits.

99.1   Press Release announcing the formation of California Water
       Service Group and the exchange of California Water Service Company common and preferred shares for California Water Service Group
       common and preferred shares, dated December 17, 1997.             11